UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Wayside Road Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 565-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NUAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 11, 2021, Nuance Communications, Inc. (the “Company” or “we”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Microsoft Corporation (“Parent”), a corporation organized under the laws of Washington, and Big Sky Merger Sub Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Parent.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a subsidiary of Parent. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”) (other than Shares (i) held by the Company as treasury stock, (ii) owned by Parent or Merger Sub or any of their respective direct or indirect wholly owned subsidiaries and (iii) held by stockholders who have neither voted in favor of adoption of the Merger Agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such Shares in accordance with Section 262 of the Delaware General Corporation Law, in each case immediately prior to the Effective Time), will be cancelled and automatically converted into the right to receive from Parent $56.00 in cash per Share (the “Merger Consideration”), without interest.

In addition, at the Effective Time:

•

Each option to purchase Shares issued pursuant to an equity incentive plan sponsored by the Company will be cancelled and converted into the right to receive the Merger Consideration for each Share that would have been issuable upon exercise of such option immediately prior to the Effective Time, less the applicable option exercise price and any applicable withholding taxes. In the event that the exercise price per Share under any option is equal to or greater than the Merger Consideration, such option shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.

•

Each award of stock units issued pursuant to an equity incentive plan sponsored by the Company payable in, or whose value is determined with reference to the value of, Shares (each, a “Company Stock-Based Award”) that (i) is vested as of immediately prior to the Effective Time or (ii) will become vested by its terms at the Effective Time and, in each case, by its terms is to be settled upon the occurrence of vesting or the Effective Time will, as of the Effective Time, be deemed to be vested and will be cancelled and converted into the right to receive the Merger Consideration with respect to each Share subject to such Company Stock-Based Award, less any applicable withholding taxes.

•

Each Company Stock-Based Award that is not cancelled and converted as described above (each, an “Assumed Company Stock-Based Award”) will, as of the Effective Time, be converted into a Parent equity award on the following terms:

•

each Company Stock-Based Award that was subject to time-based vesting as of immediately prior to the Effective Time will be converted into an Assumed Company Stock-Based Award that is subject to the same time-based vesting schedule as such Company Stock-Based Award;

•

each Company Stock-Based Award that was subject to performance-based vesting as of immediately prior to the Effective Time will be converted into an Assumed Company Stock-Based Award that is subject solely to time-based vesting at the conclusion of the original performance period of such Company Stock-Based Award;

•	the number of shares of common stock of Parent subject to each Assumed Company Stock-Based Award will be equal to the product (rounded down to the nearest whole share) of:

•

the number of Shares subject to the corresponding Company Stock-Based Award as of immediately prior to the Effective Time (determined based on (i) maximum performance, if such Company Stock-Based Award was subject to relative total shareholder return performance goals, and (ii) target performance, if such Company Stock-Based Award was subject to financial and/or operational performance goals); multiplied by

•

a fraction (i) the numerator of which is the Merger Consideration and (ii) the denominator of which is an amount equal to the volume weighted average price per share of common stock of Parent on NASDAQ for the five consecutive trading days ending with the last trading day ending immediately prior to the date on which the Merger is consummated.

•

if, during the first year following the closing of the Merger, Parent (or the Company (as the surviving corporation of the Merger) or one of its subsidiaries) terminates the employment of an executive with the title of senior vice president or above, or any such executive resigns employment for “good reason” (as defined in any applicable employment or change in control severance agreement with such executive, or with respect to some senior vice presidents, as defined in the form of change in control severance agreement for senior vice presidents, in each case, subject to applicable notice and cure periods), any Assumed Company Stock-Based Award converted in respect of a Company Stock-Based Award that was outstanding on the date of the Merger Agreement will be subject to accelerated vesting; and

•

the Company may amend the award agreement, or otherwise provide, for each Company Stock-Based Award that was outstanding on the date of the Merger Agreement (which will convert into an Assumed Company Stock-Based Award if outstanding as of the Effective Time) to provide that the vesting of such Assumed Company Stock-Based Award will accelerate upon a termination of employment of the holder of such Assumed Company Stock-Based Award by Parent (or the Company (as the surviving corporation of the Merger) or one of its subsidiaries) without “cause” or due to the resignation of such holder from employment as a result of a refusal by such holder to consent to a required relocation of such holder’s principal place of employment by Parent (or the Company (as the surviving corporation of the Merger) or one of its subsidiaries) of greater than 50 miles, in each case, at any time before such Assumed Company Stock-Based Award is scheduled to vest following the closing of the Merger.

The obligation of the parties to consummate the Merger is subject to customary conditions, including, among others, (i) the approval and adoption of the Merger Agreement by the Company’s stockholders, (ii) the absence of any court order or law prohibiting the consummation of the Merger without the imposition of a Burdensome Condition (as defined in the Merger Agreement), (iii) the early termination or expiration of any applicable waiting period or periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) and specified approvals under certain other antitrust and foreign investment laws without the imposition of a Burdensome Condition, (iv) compliance by Parent and the Company in all material respects with their respective obligations under the Merger Agreement, (v) subject to specified exceptions and qualifications for materiality or Company Material Adverse Effect (as defined in the Merger Agreement), the accuracy of representations and warranties made by the Company and Parent, respectively, as of the closing date of the Merger, (vi) the absence of a Company Material Adverse Effect and (vii) the receipt by the Company of a written opinion from its legal advisor to the effect that the Merger will not cause the Company’s prior spin-off of Cerence Inc. to fail to qualify for tax-free status.

The Merger Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the Company’s business prior to the Effective Time.

The Company has also agreed not to (a) solicit proposals relating to alternative transactions or (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, subject to certain exceptions to permit the Company’s Board of Directors to comply with its fiduciary obligations. The Company has also agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative transactions. However, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement prior to the adoption of the Merger Agreement by the Company’s stockholders, the Company’s Board of Directors may change its recommendation and may terminate the Merger Agreement in response to a bona fide alternative acquisition proposal that the Company’s Board of Directors determines in good faith constitutes a Superior Proposal (as defined in the Merger Agreement), subject to customary match rights. The Company’s Board of Directors may also change its recommendation in response to an Intervening Event (as defined in the Merger Agreement).

The Merger Agreement also contains customary termination provisions for each of the Company and Parent. Upon termination of the Merger Agreement, under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement), or by Parent following a Company Board Recommendation Change (as defined in the Merger Agreement), the Company will be required to pay Parent a termination fee of $515,000,000. The Company’s Board of Directors has unanimously approved and adopted the Merger Agreement and recommended that the Company’s stockholders vote in favor of adoption of the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances about the Company, Parent or Merger Sub at the time they were made or otherwise, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2021, the Company’s Board of Directors adopted an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately (the “Bylaws Amendment”). The Bylaws Amendment (i) amended Section 8 of Article II of the Bylaws to provide the chairman of a stockholder meeting with the power to adjourn such meeting whether or not a quorum is present or represented thereat and (ii) added a new Article IX to the Bylaws, which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware. The Bylaws Amendment also provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The foregoing description of the Bylaws Amendment is not complete and is qualified in its entirety by reference to the Bylaws Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 12, 2021, the Company provided holders of its (i) 1.00% Senior Convertible Debentures due 2035, (ii) 1.25% Senior Convertible Notes due 2025 and (iii) 1.50% Senior Convertible Debentures due 2035 (collectively, the “Notes”) with notice that the Merger is expected to constitute a Fundamental Change and a Non-Stock Change of Control (each as defined in the indentures governing the Notes) and, as a result, holders will be able to surrender their Notes for conversion for a period prior to and following the closing of the Merger pursuant to the terms and conditions of the indentures governing the Notes. Copies of the notices are attached hereto as Exhibits 99.1, 99.2 and 99.3.

The information included in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, are being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the transaction, Nuance Communications, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investors.nuance.com) or by writing to Nuance Communications, Investor Relations, 1 Wayside Road, Burlington, Massachusetts, 01803.

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on December 17, 2020. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Microsoft and Nuance, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “predicts,” “budget,” “forecast,” “continue,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Nuance’s business and the price of the common stock of Nuance, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Nuance and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Nuance’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Nuance or Microsoft and potential difficulties in Nuance employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Nuance’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us or against Nuance related to the merger agreement or the transaction, (viii) the ability of Microsoft to successfully integrate Nuance’s operations, product lines, and technology, and (ix) the ability of Microsoft to implement its plans, forecasts, and other expectations with respect to Nuance’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that Microsoft and Nuance file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Nuance assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger Agreement, dated as of April 11, 2021, by and among Nuance Communications, Inc., Microsoft Corporation and Big Sky Merger Sub Inc.

3.1	Amendment to Bylaws of Nuance Communications, Inc., effective April 9, 2021.

99.1	Notice to Holders of 1.00% Senior Convertible Debentures due 2035, dated April 12, 2021.

99.2	Notice to Holders of 1.25% Senior Convertible Notes due 2025, dated April 12, 2021.

99.3	Notice to Holders of 1.50% Senior Convertible Debentures due 2035, dated April 12, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2021	NUANCE COMMUNICATIONS, INC.

	By:	/s/ Wendy Cassity
Wendy Cassity
Executive Vice President and Chief Legal Officer